UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

WRITERS GROUP FILM CORP.
8200 Wilshire Blvd. Suite 200
Beverly Hills, CA  90211
310.461.3737

Delaware	333-147959	56-2646829
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 30, 2012, President and Chairman of the Board of Directors John Diaz, stepped down as both President and Chairman of the Board, citing health issues which are likely to require his full attention for the next several months, though his prognosis for recovery is good and Mr. Diaz expects to continue working on new productions as he completes his convalescence in the coming year.

Replacing Mr. Diaz as President and Chairman of the Board of Directors, as of December 1, 2012, is Eric A. Mitchell, 46.

Mr. Mitchell is currently the Chief Financial Officer of Writers’ Group Film Corp. and has over 22 years of experience with regards to financial, business development, operations and strategic planning in the entertainment industry. Mr. Mitchell is a graduate of Carnegie Mellon University and received his M.S. in Management from the Massachusetts Institute of Technology’s Sloan School.

2

SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRITERS GROUP FILM CORP.

Dated: November 30, 2012	By:	/s/ John Diaz
John Diaz

3